UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 20, 2022

CENTERPOINT ENERGY, INC.
(Exact name of registrant as specified in its charter)

Texas	1-31447	74-0694415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713)
207-1111

CENTERPOINT ENERGY RESOURCES CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-13265	76-0511406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713)
207-1111

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CenterPoint Energy, Inc.	Common Stock, $0.01 par value	CNP	The New York Stock Exchange
NYSE Chicago
CenterPoint Energy Resources Corp.	6.625% Senior Notes due 2037	n/a	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule

12b-2

of the Securities Exchange Act of 1934

(§240.12b-2).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the
extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.
On September 20, 2022, CenterPoint Energy Resources Corp. (“CERC”) and Vectren Utility Holdings, LLC (“VUH”), each wholly-owned indirect subsidiaries of CenterPoint Energy, Inc. (“CenterPoint Energy”), announced that, in connection with the previously announced offer to eligible holders (as defined herein) to exchange (the “Exchange Offer”) any and all outstanding notes issued by Vectren Utility Holdings, Inc. (predecessor of VUH) as set forth in the table below (the “Existing VUH Notes”) for (1) up to $75,000,000 aggregate principal amount of new notes issued by CERC (the “New CERC Notes”) and (2) cash, and related consent solicitation by VUH (the “Consent Solicitation”) to adopt certain proposed amendments to the indenture governing the Existing VUH Notes (the “Proposed Amendments”), as of 5:00 p.m., New York City time, on September 19, 2022, the following principal amount of Existing VUH Notes have been validly tendered and not validly withdrawn (and consents thereby validly given and not validly revoked):

Title of Series of Existing VUH Notes	CUSIP Number of Existing VUH Notes	ISIN of Existing VUH Notes	Aggregate Principal Amount Outstanding	Existing VUH Notes Tendered
				Principal Amount	Percentage
6.10% Senior Notes due 2035	92239MAG6	US92239MAG69	$75,000,000	$71,532,000	95.38%
In addition, VUH has received the requisite number of consents to adopt the Proposed Amendments with respect to the Existing VUH Notes that are subject to the Exchange Offer and the Consent Solicitation. VUH intends to enter into a supplemental indenture with the trustee for the Existing VUH Notes effecting the Proposed Amendments (the “Supplemental Indenture”) that will become operative upon consummation of the Exchange Offer.
On September 20, 2022, CERC and VUH also announced that the Early Tender Date has been extended to the Expiration Date (as defined herein) of the Exchange Offer and the Consent Solicitation. Accordingly, eligible holders (as defined below) who validly tender (and do not validly withdraw) their Existing VUH Notes at or before such time will be eligible to receive, on the settlement date, the applicable Total Exchange Consideration as defined and described in the Offering Memorandum and Consent Solicitation Statement (as defined herein). Withdrawal rights for the Exchange Offer and the Consent Solicitation expired as of 5:00 p.m., New York City time, on September 19, 2022 and have not been extended. Other than the extension of the Early Tender Date described herein, the terms and conditions of the Exchange Offer and the Consent Solicitation remain as set forth in the Offering Memorandum and Consent Solicitation Statement.
The Exchange Offer and the Consent Solicitation will expire at 11:59 p.m., New York City time, on October 3, 2022, unless extended (the “Expiration Date”). The settlement date will be promptly after the Expiration Date and is expected to be within two business days after the Expiration Date.
The Exchange Offer and the Consent Solicitation are being made pursuant to the terms and subject to the conditions set forth in the offering memorandum and consent solicitation statement dated as of September 6, 2022 (as amended hereby and as it may be further amended or supplemented, the “Offering Memorandum and Consent Solicitation Statement”). The Exchange Offer and the Consent Solicitation are subject to the satisfaction of certain conditions described in the Offering Memorandum and Consent Solicitation Statement. CERC, in its sole discretion, may terminate, withdraw, amend, delay or extend the Exchange Offer and may extend the Expiration Date with respect to the Exchange Offer, subject to the terms and conditions set forth in the Offering Memorandum and Consent Solicitation Statement. Any such termination, withdrawal, amendment, delay or extension by CERC will automatically terminate, withdraw, amend, delay or extend the Consent Solicitation, as applicable.
The Exchange Offer is only being made, and documents relating to the Exchange Offer are only being distributed, to holders of Existing VUH Notes who complete and return an eligibility letter confirming that they are persons (a) in the United States who are “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or (b) that are outside the United States who are not “U.S. persons” as defined in Rule 902 under the Securities Act and who are eligible to participate in the Exchange Offer pursuant to the laws of the applicable jurisdiction, as set forth in the eligibility letter (such holders, “eligible holders”). The complete terms and conditions of the Exchange Offer and the Consent Solicitation are described in the Offering Memorandum and Consent Solicitation Statement, as amended hereby, a copy of which may be obtained by contacting Global Bondholder Services Corporation, the exchange agent and information agent in connection with the Exchange Offer and the Consent Solicitation, at (212)
430-3774
or (855)
654-2015
or
contact@gbsc-usa.com
. The eligibility letter is available electronically at:
https://gbsc-usa.com/eligibility/centerpoint
.
This Current Report on Form
8-K
(this “Report”) does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful. The Exchange Offer and the Consent Solicitation are being made to eligible holders solely pursuant to the Offering Memorandum and Consent Solicitation Statement and only to such persons and in such jurisdictions as is permitted under applicable law.
The New CERC Notes have not been registered with the Securities and Exchange Commission under the Securities Act or any state or foreign securities laws. In connection with the issuance of the New CERC Notes, CERC will enter into a registration rights agreement pursuant to which it will agree to exchange the New CERC Notes for registered notes having substantially the same terms as the New CERC Notes or, in certain circumstances, to register the resale of New CERC Notes with the Securities and Exchange Commission. Until they are registered, the New CERC Notes may not be offered or sold in the United States or to any U.S. person except pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.
Cautionary Statement Regarding Forward-Looking Information
This Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this Report, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “target,” “will” or similar words are intended to identify forward-looking statements. These forward-looking statements are based upon assumptions of management which are believed to be reasonable at the time made and are subject to significant risks and uncertainties. Actual events and results may differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements in this Report include any statements that are not historical facts. Each forward-looking statement contained in this Report speaks only as of the date of this Report.
Important factors that could cause actual results to differ materially from those indicated by the provided forward-looking information include, but are not limited to, risks and uncertainties relating to: (1) CenterPoint Energy’s business strategies and strategic initiatives, restructurings, joint ventures and acquisitions or dispositions of assets or businesses, including the completed sale of its Natural Gas businesses in Arkansas and Oklahoma and the internal restructuring of certain subsidiaries, which we cannot assure you will have the anticipated benefits to us; (2) industrial, commercial and residential growth in CenterPoint Energy’s service territories and changes in market demand; (3) CenterPoint Energy’s ability to fund and invest planned capital and the timely recovery of its investments; (4) financial market and general economic conditions, including access to debt and equity capital and the effect on sales, prices and costs; (5) continued disruptions to the global supply chain and increases in commodity prices; (6) actions by credit rating agencies, including any potential downgrades to credit ratings; (7) the timing and impact of regulatory proceedings and actions and legal proceedings, including those related to the February 2021 winter storm event; (8) legislative decisions, including tax and developments related to the environment such as global climate change, air emissions, carbon, waste water discharges and the handling of coal combustion residuals, among others, and CenterPoint Energy’s net zero and carbon emissions reduction goals; (9) the impact of the
COVID-19
pandemic; (10) the recording of impairment charges; (11) weather variations and CenterPoint Energy’s ability to mitigate weather impacts, including impacts from the February 2021 winter storm event; (12) changes in business plans; (13) CenterPoint Energy’s ability to execute on its initiatives, targets and goals, including its net zero and carbon emissions reduction goals and operations and maintenance goals; and (14) other factors discussed CenterPoint Energy’s and CERC’s Annual Report on Form
10-K
for the fiscal year ended December 31, 2021 and CenterPoint Energy’s and CERC’s Quarterly Reports on Form
10-Q
for the quarters ended March 31, 2022 and June 30, 2022, including in the

“Risk Factors” and “Cautionary Statement Regarding Forward-Looking Information” sections of such reports, and other reports CenterPoint Energy or its subsidiaries may file from time to time with the Securities and Exchange Commission.
The information in this Report is being furnished pursuant to Item 7.01 of Form
8-K
and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act, as amended, or the Exchange Act.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: Septem ber 20, 2022	By:	/s/ Kara Gostenhofer Ryan

Kara Gostenhofer Ryan
Vice President and Chief Accounting Officer

CENTERPOINT ENERGY RESOURCES CORP.

	By:	/s/ Kara Gostenhofer Ryan

Kara Gostenhofer Ryan
Vice President and Chief Accounting Officer